UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

INTERSTATE HOTELS & RESORTS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-14331	52-2101815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4501 N. Fairfax Drive
Arlington, Virginia 22203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 387-3100

N/A
(Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2004, Interstate Hotels & Resorts, Inc. issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are identified in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, and in the Company’s other SEC filings and public announcements. The Company undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2004

INTERSTATE HOTELS & RESORTS, INC
By:	/s/ Christopher L. Bennett
Name:	Christopher L. Bennett
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated as of May 5, 2004.